EXHIBIT 10.18


                                  FIRST AMENDMENT TO
                      SECOND AMENDED AND RESTATED NOTE AGREEMENT


               THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT (this "Amendment"), dated as of December 31, 1995, among FM PROPERTIES OPERATING CO., a Delaware general partnership ("FM Properties"), FREEPORT-MCMORAN INC., a Delaware corporation ("FTX"), FREEPORT-McMoRan COPPER & GOLD INC., a Delaware
          corporation ("FCX") (FTX and FCX, the "Guarantors"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia") and CHEMICAL BANK, a New York banking corporation ("Chemical") (Hibernia and Chemical, the "Banks"), and Hibernia, as Agent for the Banks (the "Agent").

                                       RECITALS

               A. The parties hereto have executed a Second Amended and Restated Note Agreement, dated as of June 30, 1995 (the "Note Agreement") relating to a $68,000,000 term loan from the Banks to FM Properties maturing on June 30, 1996.

               B. FM Properties has requested that the maturity date of the loan be extended from June 30, 1996 to June 30, 1997, and the Banks are willing to do so on the terms and conditions set forth below.

               C. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement.

                                      ARTICLE I.

                           AMENDMENTS TO THE NOTE AGREEMENT

               1. Section 1.1 (Defined Terms) of the Note Agreement is hereby amended to substitute the following definition:

                    "Termination Date" shall mean June 30, 1997 or, if
               applicable, any earlier date on which the obligation to pay the Notes in full shall mature pursuant to this Agreement.

               2. Section 1.1 (Defined Terms) of the Note Agreement is hereby amended to add the following definitions:

                    "Key Assets" means the properties  and  assets  of
               the Borrower shown on Schedule III hereto.

                    "Net  Proceeds"  means  the  connection  with  any
               permitted asset sale, the proceeds thereof (including any condemnation award and any payment or settlement of a casualty insurance claim not used to restore the related property) in the form of cash or cash equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment, receivable or otherwise, but only as and when received), net of the following without duplication:
               (i) customary and reasonable attorneys' fees, accountants' fees, investment banking fees, brokerage commissions, all closing costs and other customary fees and expenses actually incurred in connection therewith as transaction costs, and bona fide reserves and deposits and (ii) any taxes paid or reasonably estimated to be payable solely in respect of such permitted asset sale as a result thereof by the owner of such asset (after taking into account any available tax credits or deductions).

                    "Non-Key  Assets"  means all  the  properties  and
               assets of the Borrower except for Key Assets.

               3. A new Section 3.6 (Mandatory Prepayments) is hereby added to the Note Agreement to read as follows:

                    3.6 Mandatory Prepayments. On July 30, 1996, FM Properties shall pay to the Banks an amount equal to the sum of (i) 25% of the Net Proceeds of any Key Asset sale and (ii) 50% of the Net Proceeds of any Non-Key Asset sale (in excess of a cumulative annual fiscal year amount of $7,500,000), in each case arising from sales of assets occurring during the period from January 1, 1996 through June 30, 1996. Similarly, on January 30, 1997, FM Properties shall pay to the Banks an amount equal to the sum of (i) 25% of the Net Proceeds of any Key Asset sale and (ii) 50% of the Net Proceeds of any Non-Key Asset sale (in excess of $7,500,000), in each case arising from sales of assets occurring during the period from July 1, 1996 through December 31, 1996. At the time of each payment, FM Properties shall deliver documentation evidencing the sale of assets and the calculation of the Net Proceeds.

               4. The Notes are hereby modified to extend the maturity dates thereof to June 30, 1997.

               5. Each and every other document, agreement or instrument which was executed in connection with or pursuant to the Note Agreement is hereby modified to reflect the extension of the maturity of the Notes,this Amendment to the Note Agreement and the modification to the documents contained herein.

                                     ARTICLE II.

                                 CONDITIONS PRECEDENT

               1. Conditions to Effectiveness. The following constitute conditions precedent to the effectiveness of this Agreement:

                    (a)  Amendment.   The  Banks  shall have received  this
                         Amendment, executed by a Responsible Officer of FM Properties, FTX and FCX.

                    (b) FM Properties Partnership and Corporate Proceedings. The Banks shall have received a certificate of the Secretary or Assistant Secretary of FTX, as managing general partner of FM Properties, certifying (i) that there have been no amendments to the partnership agreement of FM Properties since the effective date of the Note Agreement on June 30, 1995, and (ii) the incumbency of the officer(s) of FTX, as managing general partner, executing this Amendment and all documents related hereto.

                    (c) Legal Opinion. The Banks shall have received an opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, or John G. Amato, counsel to FM Properties, in form and substance satisfactory to the Agent and addressed to the Banks.

                                     ARTICLE III.

                     REPRESENTATIONS AND WARRANTIES AND COVENANTS

               1. FM Properties. FM Properties hereby certifies to the Agent and the Banks that all of the representations and warranties of FM Properties contained in the Note Agreement remain true and correct as of December 31, 1995, and that no Default under the Note Agreement has occurred and is continuing as of December 31, 1995.

               2. FTX. FTX as guarantor under the FTX Guaranty Agreement, hereby certifies (i) that all of the representations and warranties contained in the FTX Guaranty Agreement and in the Note Agreement remain true and correct as of December 31, 1995;
          (ii) that FTX, as guarantor under the FTX Guaranty Agreement, hereby consents to the execution of this Amendment; and (iii) that the FTX Guaranty Agreement remains in full force and effect following the date of this Amendment.

               3. FCX. FCX, as guarantor under the FCX Guaranty Agreement, hereby certifies (i) that all of the representations and warranties contained in the FCX Guaranty Agreement remain true and correct as of December 31, 1995; (ii) that FCX, as guarantor under the FCX Guaranty Agreement, hereby consents to the execution of this Amendment; and (iii) that the FCX Guaranty Agreement remains in full force and effect following the date of this Agreement.

                                     ARTICLE IV.

                                    MISCELLANEOUS

               1. Savings Clause. Except as specifically amended by this Amendment, all of the other terms and conditions of the Note Agreement shall remain in full force and effect.

               2. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               3.   Governing Law.   This  Amendment  shall be governed by,
          and construed and interpreted in accordance with, the law of the State of Louisiana.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    FM PROPERTIES OPERATING CO.

                                     BY: FREEPORT-McMoRan INC.,
                                         Managing General Partner


                                     By: /s/ R. Foster Duncan
                                         _____________________
                                             R. Foster Duncan
                                              Its Treasurer

                                         FREEPORT-McMoRan INC.


                                     By:  /s/ R. Foster Duncan
                                          _____________________
                                              R. Foster Duncan
                                              Its Treasurer

                                     FREEPORT-McMoRan COPPER & GOLD INC.


                                     By:  /s/ R. Foster Duncan
                                          _____________________
                                              R. Foster Duncan
                                              Its Treasurer

                                     HIBERNIA NATIONAL BANK, as Agent
                                      and Bank


                                     By:  /s/ Bruce L. Ross
                                          ____________________
                                              Bruce L. Ross
                                              Its Vice President

                                      CHEMICAL BANK, as Bank


                                      By:  /s/ Theodore L. Parker
                                           _______________________
                                               Theodore L. Parker
                                               Its Vice President